UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 23, 2017
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 23, 2017, the Board of Directors of Boston Private Financial Holdings, Inc. (the “Company”) voted to appoint Steven M. Gaven as the Chief Financial Officer of the Company and Executive Vice President of both the Company and Boston Private Bank & Trust Company, a wholly-owned subsidiary of the Company (the “Bank”), effective as of January 1, 2018. David J. Kaye, who currently holds the Chief Financial Officer position and will continue to do so until the effectiveness of Mr. Gaven’s appointment, will continue to serve as an Executive Vice President of the Company.
Mr. Gaven, 37, served as the Chief Financial Officer of Boston Private Wealth LLC (“BPW”), a subsidiary of the Bank, from February 2016 to present and will continue in this role. Mr. Gaven served as Vice President, Corporate Finance and Director of Investor Relations, of the Company from November 2011 to February 2016. Prior to joining the Company, Mr. Gaven was a member of the U.S. Industrials equity research team at Susquehanna International Group after holding several corporate finance roles at Investor Financial Services Corp.
There were no arrangements or understandings between Mr. Gaven and any other person pursuant to which Mr. Gaven was selected as an officer of the Company. Mr. Gaven does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01.     Other Events
In addition to the change in title and role of Mr. Kaye, noted above, the Company also added new titles for three of its executive officers to better align management responsibilities with the Company’s strategy. Accordingly, Corey A. Griffin, currently an Executive Vice President of the Company, also will become CEO of Private Client Banking and Wealth Management at the Bank. Mr. Kaye will become CEO of Corporate Client Banking and Institutional Solutions at the Bank. Jacqueline Shoback, also currently an Executive Vice President of the Company, will become CEO of Emerging Businesses and Client Experience at the Bank. Both Mr. Griffin and Ms. Shoback will continue to serve as Executive Vice Presidents of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ DAVID J. KAYE
	Name:	David J. Kaye
	Title:	Executive Vice President, Chief Financial and Administrative Officer
Date: October 26, 2017